Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P.:
                                780 Third Avenue, 37th Floor
                                New York, NY  10017

                                Deerfield Special Situations Fund
                                International Limited:
                                c/o Bisys Management
                                Bison Court, Columbus Centre, P.O. Box 3460
                                Road Town, Tortola
                                British Virgin Islands

Designated Filer:               James E. Flynn

Issuer and Ticker Symbol:       Third Wave Technologies, Inc. (TWTI)

Date of Earliest Transaction    April 17, 2007
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Third Wave Technologies, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory